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                                                           EXHIBIT 23.1



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in this Form 8-K, into the Company's previously filed Registration Statement File No. 333-41362.

                                                          Arthur Andersen LLP

Boston, Massachusetts
November 28, 2000